UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 19, 2006

PACIFICNET INC.
(Exact name of registrant as specified in charter)

Delaware	000-24985	91-2118007
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

c/o PacificNet Inc.
23/F, Tower A, TimeCourt, No.6 Shuguang Xili,
Chaoyang District, Beijing, China 100028
(Address of Principal Executive Offices) (Zip Code)

011-852-2876-2900
(Registrant’s telephone number, including area code)

601 New Bright Building, 11 Sheung Yuet Road,
Kowloon Bay, Kowloon, Hong Kong
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2006, PacificNet Inc. (NASDAQ: PACT) (the “Company” or “PacificNet”), issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that the Company received a letter on April 19, 2006 from The Nasdaq Stock Market indicating that as a result of the Company’s failure to file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, the Company is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). Nasdaq Marketplace Rule 4310(c)(14) requires the Company to make on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended.

The Company’s securities are subject to delisting from the Nasdaq Stock Market at the opening of business on April 28, 2006. PacificNet expects to be able to file its 10-KSB early next week before April 28 in order to maintain its continued listing on Nasdaq. If the Company is not able to do so, it will appeal the NASDAQ Staff’s determination by requesting a hearing before the Nasdaq Listing Qualifications Panel, which would automatically stay the delisting of PacificNet’s common stock pending the Panel’s review and determination. There can be no assurance that the Panel will grant the Company’s request for continued listing.

A copy of a press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

Safe Harbor Statement

This Company's announcement contains forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties. Potential risks and uncertainties include, but are not limited to, PacificNet's historical and possible future losses, limited operating history, uncertain regulatory landscape in China, fluctuations in quarterly operating results and PacificNet’s ability to maintain its continued listing on Nasdaq. Further information regarding these and other risks is included in PacificNet's Form 10QSB and 10KSB and other filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is furnished herewith:

99.1 Press release dated April 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICNET INC.

By:	/s/ Victor Tong

Name: Victor Tong Title: President Dated: April 21, 2006

EXHIBIT INDEX

Exhibit No.      Description

99.1    Press Release of PacificNet Inc. dated April 21, 2006